SIGNIFICANT ESTIMATES AND ASSUMPTIONS FOR ACCOUNTING PURPOSES	12 Months Ended
Apr. 30, 2018
Disclosure Of Accounting Judgements And Estimates Explanatory [Abstract]
SIGNIFICANT ESTIMATES AND ASSUMPTIONS FOR ACCOUNTING PURPOSES

NOTE 3 SIGNIFICANT ESTIMATES AND ASSUMPTIONS FOR ACCOUNTING PURPOSES

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the current circumstances.

Assumptions and uncertainties related to continued operations

Oasmia has incurred losses through and including its fiscal year ending April 30, 2018. As of April 30, 2018, Oasmia had an accumulated deficit of SEK 1,009.35 million. The cash flow from operating activities has also been negative.

Oasmia has two products approved, but this does not allow the company’s business operations to generate sufficient cash flow. Work is therefore continuously conducted on finding other financing alternatives. This work includes the company engaging in discussions with potential collaboration partners about the licensing of distribution and sales rights, negotiations with new and existing investors, financiers and lenders, and the company securing resources so that future forecast revenue flows materialize in regions where the company’s products are registered.

The Group’s available cash and cash equivalents and unutilized credit facilities at April 30, 2018 do not provide the liquidity necessary to run the planned business operations in the coming 12 months. In the light of the ongoing work on possible financing alternatives and the recent development of the company, it is the Board’s assessment that the outlook is good for financing the company’s business operations during the coming year. If sufficient financing is not obtained, there is a risk that it may not be possible to continue operations.

Significant estimates and assumptions for accounting purposes

Group management makes estimates and assessments about the future. The resulting estimates for accounting purposes will by definition seldom correspond to the actual outcome. The estimates and assessments that entail a considerable risk of significant adjustments in the carrying amounts for assets and liabilities in the next financial year are listed below.

(a) Impairment tests for intangible assets

The Group capitalizes development costs for two drug candidates Paclical and Paccal Vet. The capitalized development costs for the financial year ending April 30, 2018 amounted to TSEK 9,157 compared to TSEK 7,898 as per April 30, 2017 and TSEK 16,727 as per April 30, 2016. The Group's accumulated capitalized development costs, as of April 30, 2018, amounted to SEK 426,079 thousand compared to SEK 416,922 thousand as of April 30, 2017. In addition there is an acquired research project which has been capitalized at acquisition cost. An assessment is performed annually of whether there is a need for impairment of these assets. Oasmia’s impairment tests show that there is no need for impairment. Market approval has been received for Paclical in Russia for the indication of ovarian cancer in humans and market approval is expected within one to two years for Paccal Vet in the US for the indications of mastocytoma in dogs. In Oasmia’s assessment, more market approvals can be expected in the foreseeable future and expected future profits justify the value of the assets. If the other market approvals were not to be received, if a considerably lower price than expected was received per treatment, if the market share was lower, or if the likelihood of receiving approval were to decrease, all or parts of the capitalized expenditure would be carried as expenses. As of April 30, 2018 capitalized expenditure amounted to 123 % compared to 139 % as of April 30, 2017 of the equity at the same time.

(b) Income taxes

The Group is required to pay tax in Sweden. The Group's companies have so far showed negative taxable income, and as a result significant taxable deficit exist in the Group. There are at present no sufficiently convincing indications as to when loss carry-forward will be able to be utilized against future profits, and thus no deferred tax asset has been taken into consideration in the balance sheet.

Accumulated taxable deficits in the Group are described in Note 16.

(c) Contingent liabilities

A contingent liability is a possible liability whose occurrence will possibly be confirmed by future events which wholly or partly, are beyond Oasmia’s control and whose probability of occurring is low or difficult to estimate. It may also be an existing liability, the size of which cannot be calculated or the settlement of which is unlikely to result in any outflow of resources.

It is obviously in the nature of contingent liabilities that their occurrence and size are particularly uncertain and therefore they are not recognized in the balance sheet. Instead information is given about them in Note 24. If it is at all possible to state any amounts for these contingent liabilities, they are, as can be seen above, largely dependent on management’s assessments.

Important judgements when applying the company’s accounting policies

The Group capitalizes development costs for two pharmaceutical candidates, Paclical/Apealea and Paccal Vet. The company assesses that the beginning of a phase III study is the earliest time when all criteria for capitalization can be fulfilled. It is at this time that the company can assess whether it is technically possible to complete the intangible asset so that it can be used or sold. If the Group should make the judgment that all capitalization criteria are no longer fulfilled, these assets would be written off against Group income.

At least once a year, normally when the annual financial statements are prepared, the Group’s property, plant and equipment and non-current intangible assets are tested to see if there is a need for impairment. Tests may also be carried out if management assesses that there have been significant changes in the assumptions that can affect the result of the tests. The question is whether the recoverable amount of the asset is greater than its carrying amount. Usually these Group assets have no stated market value, and the company therefore applies the value in use method. One of the important assets that are the subject of impairment testing is the item capitalized development costs for Paccal Vet and Paclical/Apealea. The impairment testing is based on management’s forecasts for the future economic development of the products Paccal Vet and Paclical/Apealea. These forecasts are partly based on available statistics, primarily on the incidence of cancer per type of cancer, but also on management’s assessment of future development that cannot be supported by external statistics or comparative data. The result of the impairment testing consists of seeing if the value in use is greater than the carrying amount of the assets. If this is the case, no impairment is performed. If on the other hand the value in use is less than the carrying amount, the asset is written down to its recoverable amount.

Bearing in mind that Capitalized development costs in the consolidated statement of financial position as of April 30, 2018 constitute 75 percent of total assets compared to 80 percent as of April 30, 2017, impairment of this asset may have considerable consequences for the Group’s financial position.

The Group capitalizes expenditures for patents because they are expected to generate future economic benefits. If the Group should make the judgment that they will no longer generate future economic benefits, these assets would be written off against the Group's income.